Decommissioning Liabilities	12 Months Ended
Dec. 31, 2021
Disclosure Of Decommissioning Liabilities [Abstract]
DECOMMISSIONING LIABILITIES [Text Block]
22. DECOMMISSIONING LIABILITIES

The Company has an obligation to undertake decommissioning, restoration, rehabilitation and environmental work when environmental disturbance is caused by the development and ongoing production of a mining operation. Movements in decommissioning liabilities during the years ended December 31, 2021 and 2020 are allocated as follow:

	San Dimas	Santa Elena	La Encantada	Jerritt Canyon	San Martin	La Parrilla	Del Toro	La Guitarra	La Luz	Total
Balance at December 31, 2019	$9,442	$4,971	$8,112	$—	$7,103	$4,337	$3,769	$2,178	$616	$40,528
Movements during the year:
Disposition of exploration project	—	—	—	—	—	—	—	(153)	—	(153)
Change in rehabilitation provision	4,527	1,191	2,049	—	1,240	830	772	217	59	10,885
Reclamation costs incurred	—	(55)	—	—	(81)	(20)	—	—	—	(156)
Interest or accretion expense	565	295	477	—	418	259	226	122	—	2,362
Foreign exchange loss	(475)	(252)	(415)	—	(359)	(216)	(190)	(86)	(2)	(1,995)
Balance at December 31, 2020	$14,059	$6,150	$10,223	$—	$8,321	$5,190	$4,577	$2,278	$673	$51,471
Movements during the year:
Acquisition of Jerritt Canyon	—	—	—	71,135	—	—	—	—	—	71,135
Change in rehabilitation provision	1,209	2,177	584	28,799	(1,435)	(900)	(565)	278	(137)	30,010
Reclamation costs incurred	—	—	—	(186)	(339)	(17)	(64)	—	—	(606)
Interest or accretion expense	715	313	521	642	424	264	234	115	—	3,228
Foreign exchange (loss) gain	(454)	(199)	(333)	—	(264)	(169)	(148)	(73)	9	(1,631)
Balance at December 31, 2021	$15,529	$8,441	$10,995	$100,390	$6,707	$4,368	$4,034	$2,598	$545	$153,607
A provision for decommissioning liabilities is estimated based on current regulatory requirements and is recognized at the present value of such costs. The expected timing of cash flows in respect of the provision is based on the estimated life of the Company's mining operations. The discount rate is a risk-free rate determined based on Mexican pesos default swap rates ranging between 7.4% to 7.5% (2020 - 5.0% to 5.3%) for the respective estimated life of the operations. The inflation rate used is based on historical Mexican inflation rate of 4.2% (2020 - 3.9%).

At the Jerritt Canyon Gold Mine, the discount rate is a risk-free rate determined based on the US swap rates ranging between 1.5% to 1.6% for the estimated life of the mine. The inflation rate is based on historical US inflation rate of 2.15%. The present value of reclamation liabilities may be subject to change based on changes to cost estimates, remediation technologies or applicable laws and regulations. Changes in decommissioning liabilities are recorded against mining interests.

At December 31, 2021, the reclamation and closure cost obligation for the Jerritt Canyon Gold Mine totaled $100.4 million. This obligation is secured through cash of $39.7 million (note 18(b)), a surety bond of $41.3 million held with the NDEP and two surety bonds totaling $11.2 million held with the United States Forest Services ("USFS") to support various reclamation obligation bonding requirements.

On November 2, 2021, the Company executed an agreement with the NDEP relating to funds required to establish a trust agreement to cover post-closure water treatment cost at Jerritt Canyon. The estimated costs are $17.6 million which are included in the decommissioning liabilities provision and would need to be funded by October 31, 2022.